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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


           Delaware                     1-15615                   36-1433610
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois                60606
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     On June 22, 2005, Steven J. Pully was elected to the Board of Directors as a Class I director, which class of directors will stand for election at the 2006 annual meeting of stockholders. Mr. Pully is the President of Newcastle Capital Management, L.P., which is the general partner of Newcastle Partners, L.P.

     The Board of Directors has not yet appointed Mr. Pully to any board committee.

     There are no arrangements between Mr. Pully and any other person pursuant to which Mr. Pully was selected as a director.

     A copy of the press release announcing Mr. Pully's election is attached as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits.

            Exhibit No.                          Exhibit
            -----------                          -------

               99.1 Press Release, dated June 23, 2005, announcing Steven J. Pully's election to the Board of Directors of the Company.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHITEHALL JEWELLERS, INC.
                                               (Registrant)


                                        By:  /s/ John R. Desjardins
                                             -------------------------------
                                                John R. Desjardins
                                                Executive Vice President
                                                and Chief Financial Officer
Date:  June 24, 2005



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                                  EXHIBIT INDEX

           The following exhibit is furnished herewith as noted below.


  Exhibit No.               Exhibit
  -----------               -------


     99.1 Press Release, dated June 23, 2005, announcing Steven J. Pully's election to the Board of Directors of the Company.